Filed pursuant to Rule 497(e)
File Nos. 033-36528 and 811-06161

ALLIANZ FUNDS

Supplement Dated November 1, 2018

to the Statutory Prospectus for

Class A, Class C, Class T, Class R, Institutional Class,

Class R6, Class P, and Administrative Class Shares of

Allianz Funds

Dated August 28, 2018 (as revised August 30, 2018)

Disclosure Relating to AllianzGI Income & Growth Fund (the “Fund”)

On October 3, 2018, the Board of Trustees of Allianz Funds (the “Trust”) approved a Fee Waiver Agreement between the Trust and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) effective as of November 1, 2018 through October 31, 2019 (the “Agreement”). The Trust’s statutory prospectus is hereby revised to reflect the terms of the Agreement, as described in further detail below.

Within the Fund Summary relating to the Fund, the fee tables and expense examples under “Fees and Expenses of the Fund” are hereby revised in their entirety as follows:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class T	2.50%	None
Class R	None	None
Institutional	None	None
Class R6	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	1.02%	0.25%	0.01%	1.28%	(0.01)%	1.27%
Class C	1.02	1.00	0.01	2.03	(0.01)	2.02
Class T	1.02	0.25	0.01	1.28	(0.01)	1.27
Class R	1.02	0.50	0.01	1.53	(0.01)	1.52
Institutional	0.92	None	0.01	0.93	(0.01)	0.92
Class R6	0.87	None	0.01	0.88	(0.01)	0.87
Class P	1.02	None	0.01	1.03	(0.01)	1.02

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

AllianzGI U.S. has contractually agreed to observe, through October 31, 2019, an irrevocable waiver of a portion of its advisory fees (“Management Fees” in the table above consist of administration fees and advisory fees paid to AllianzGI U.S.), which reduces the 0.65% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$672	$933	$1,213	$2,009	$672	$933	$1,213	$2,009
Class C	305	636	1,092	2,358	205	636	1,092	2,358
Class T	376	645	934	1,756	376	645	934	1,756
Class R	155	482	833	1,823	155	482	833	1,823
Institutional	94	295	514	1,142	94	295	514	1,142
Class R6	89	280	487	1,083	89	280	487	1,083
Class P	104	327	568	1,259	104	327	568	1,259

Please retain this Supplement for future reference.